                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 16, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                          1-13925                     38-3389456
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 16, 2003, Championship Auto Racing Teams, Inc. (the "Company"), announced that effective Wednesday, October 15, 2003, its common stock will be quoted on the OTC Bulletin Board (OTCBB) under the ticker symbol CPNT.OB.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is incorporated by reference as part of this Report:

Exhibit         Description
-------         -----------
 99.1           Press release dated October 16, 2003



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of October, 2003.

                                           CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                           By:  /s/ Thomas L. Carter
                                               ---------------------------------
                                                Thomas L. Carter,
                                                Chief Financial Officer

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